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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 31, 1997



                    LABORATORY SPECIALISTS OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



         OKLAHOMA                       0-24988                73-145065
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation)                                      Identification No.)



         1101-A SOVEREIGN ROW
        OKLAHOMA CITY, OKLAHOMA                         74108-1827
(Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code:  (405) 949-1722

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 31, 1997, Laboratory Specialists of America, Inc. (the "Company") acquired from Pathology Laboratories, Ltd., a Mississippi corporation ("PLL"), certain intangible assets pursuant to an Asset Purchase Agreement dated January 31, 1997 (the "Purchase Agreement"). PLL is a privately held corporation. The assets purchased included the customer list of PLL and all contracts, contract rights and agreements, correspondence with the customers for which PLL has provided forensic drug testing services, and all assets owned by PLL used in connection with the PLL office in Greenville, South Carolina.

     Pursuant to the Purchase Agreement, (i) the Company paid $1,600,000 at closing and (ii) the Company assumed the obligations of PLL under a certain Lease between Edith Schlien and PLL, dated September 16, 1996, covering approximately 2,500 square feet of office space located in Greenville, South Carolina, which requires monthly base rental payments of $2083 and which expires on September 16, 1999. Furthermore, the Company is required make four additional installment payments to PLL within 60 days following the end of each three month period during the 12 months ending January 31, 1998, as follows:
(i) the first installment payment being equal to 75 percent of Forensic Testing Revenues (as defined below) during the first three month period ending April 30, 1997, in excess of $400,000; (ii) the second installment payment being equal to 75 percent of Forensic Testing Revenues during the six month period ending July 31, 1997, in excess of the aggregate sum of the prior installment payment and $800,000, (iii) the third installment payment being equal to 85 percent of Forensic Testing Revenues during the nine month period ending October 30, 1997, in excess of the aggregate sum of the prior installment payments and $1,200,000, and (iv) the fourth installment being equal to Forensic Testing Revenues during the 12 month cess of the aggregate sum of the prior installment payments and $1,600,000. Under the Purchase Agreement, "Forensic Testing Revenues" defined as the gross revenues during the calendar quarter or 12 month period ending January 31, 1998, directly attributable to each customer comprising the customer base of PLL acquired by the Company.

     Furthermore, in conjunction with the Purchase Agreement, the Company entered into a certain Specimen Collection and Courier Service Agreement with PLL, dated January 31, 1997, pursuant to which PLL agreed to provide specimen collection and courier services to the Company for $5.00 per specimen collected at designated locations and $1.25 per specimen transported by PLL to the Company's laboratory in Belle Chasse, Louisiana. The Specimen Collection and Courier Service Agreement will terminate on March 1, 1997, unless sooner terminated as a result of failure to perform the services or pay the collection and/or courier fees, or termination by PLL of its courier routes.

     Also in conjunction with the Purchase Agreement, the Company entered into a certain Agreement for Laboratory Testing Services with PLL, dated January 31, 1997, pursuant to which PLL will continue until February 28, 1997, to provide forensic drug testing services to assist in the transitional consolidation and assimilation of the customer base acquired from PLL with the drug testing operations of the Company. For services rendered during the transition period, PLL will retain 95 percent of the gross billings for forensic drug test, less any contractual discounts and the direct cost of operating the Company's office in Greenville, South Carolina. On February 28, 1997, the Company agreed to pay PLL $150,000 as advanced compensation for services rendered by PLL. In connection with the first installment payment under the Purchase Agreement, PLL agreed to remit to the Company an amount equal to five percent of the net billings for the forensic drug testing, the direct costs of operating the Greenville, South Carolina office and the $150,000 advanced compensation payment.

     The Company intends to consolidate and assimilate the purchased assets with those of the Company. In connection with the asset purchase, the Company will continue the forensic drug testing marketing operations of PLL conducted at and from its office in Greenville, South Carolina, and has retained certain marketing personnel employed in such office in order to maintain PLL's market share of forensic drug testing services. However, there is no assurance that the Company will be able to maintain such market share. All forensic drug testing operations formerly conducted and performed by PLL will be conducted and performed at the laboratory facilities of Laboratory Specialists, Inc. in Belle Chasse, Louisiana. It is currently anticipated by management of the Company that the

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laboratory facilities and the capacity thereof will be adequate to conduct and perform the increased drug testing volume acquired by the Company from PLL.

     In connection with the assets purchased, because of the nature of the assets purchased by the Company from PLL, it is anticipated that the Company will be required to record substantially all of the purchase price of the assets purchased as an intangible asset which will be amortized on a straight-line basis over the estimated period that the Company will be benefitted by the purchase of such assets. The carrying value and recoverability of such intangible assets will be periodically reviewed by management of the Company.
If the facts and circumstances suggest that such intangible assets may be impaired, the carrying value of such assets will be adjusted which will result in an immediate charge against income during the period of adjustment and/or the length of the remaining amortization period may be shortened which will result in an increase in the amount of amortization during the period of adjustment and each period thereafter until fully amortized. Once adjusted, there can be no assurance that there will not be further adjustments for impairment and recoverability in future periods of such intangible assets. Of the various factors to be considered by management of the Company in determining impairment of such intangible assets, the most significant will be (i) the loss of all or a portion of the forensic drug testing customer base acquired from PLL, (ii) losses from operations, (iii) developments within the drug testing industry, including the Company's inability to maintain its market share, development of drug testing technologies, imposition of additional regulatory and certification requirements, and (iv) loss or suspension for an extended period of laboratory certification, especially by the Substance Abuse and Mental Health Services Administration. In the event management of the Company determines that such intangible assets have become impaired, the adjustments for impairment and recoverability may occur during a period of operations in which the Company has sustained losses or has only marginal profitability from operations, and the impairment and/or increased amortization amount will either increase such losses from operations or reduce profitability.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS AND EXHIBITS.

     As of the date of this filing with the Commission, it is impracticable to provide the required financial statements and pro forma financial information related to the acquisition of the assets purchased by the Company from PLL, and there are no financial statements available for filing. It is anticipated that the financial statements and pro forma financial information will be filed with the Commission not later than April 16, 1997 (60 days after the date on which this report must be filed with the Commission).

     (b) PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial information related to the acquisition of the assets purchased by the Company from PLL will be filed with the Commission at such time that the financial statements are filed. See "(a) Financial Statements and Exhibits," above.

     (c) EXHIBITS.
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     2.1   Asset Purchase Agreement between Registrant and Pathology
           Laboratories, Ltd., dated January 31, 1997.

     2.2 Specimen Collection and Courier Service Agreement between Registrant and Pathology Laboratories, Ltd., dated January 31, 1997.

     2.3 Agreement for Laboratory Services between Registrant and Pathology Laboratories, Ltd., dated January 31, 1997.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LABORATORY SPECIALISTS
                                        OF AMERICA, INC.
                                             (Registrant)


                                        By:   /s/  JOHN SIMONELLI
                                           -------------------------------------
                                                   John Simonelli
                                                   Chief Executive Officer

Date: February 19, 1997

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------

 2.1 Asset Purchase Agreement between Registrant and Pathology Laboratories, Ltd., dated January 31, 1997

 2.2 Specimen Collection and Courier Service Agreement between Registrant and Pathology Laboratories, Ltd., dated January 31, 1997

 2.3 Agreement for Laboratory Services between Registrant and Pathology Laboratories, Ltd., dated January 31, 1997

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